UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2026

AmperCap Acquisition Company

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43322	61-2317653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 East 49th Street, 18th Floor
New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 907-1171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	APMCU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	APMC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one ordinary share upon the consummation of an initial business combination	APMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 4, 2026, AmperCap Acquisition Company (the “Company”) consummated its initial public offering (“IPO”) of 12,500,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Share Right”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement:

●	An Underwriting Agreement, dated June 2, 2026, by and between the Company and EarlyBirdCapital, Inc., (“EBC”) as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated June 2, 2026, by and between the Company and EBC as representative of the several underwriters, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Share Rights Agreement, dated June 2, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as share rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated June 2, 2026, by and among the Company, its officers, its directors and the Sponsor and certain third-party investors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 2, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated June 2, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated June 2, 2026 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and AmperSPAC LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated June 2, 2026 (the “EBC Private Placement Units Purchase Agreement”), by and between the Company and EBC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated June 2, 2026, by and between the Company and each of its officers and directors, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Administrative Services Agreement, dated June 2, 2026, by and between the Company and Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	Risk Capital Subscription Agreements, dated May 22, and May 27, 2026 respectively, by and between the Company and certain third-party investors, a form of which is attached as Exhibit 10.8 hereto and incorporated herein by reference (“Risk Capital Subscription Agreement,” together with the Sponsor Private Placement Units Purchase Agreement and the EBC Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”).

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private sale of an aggregate of 512,500 units (the “Private Placement Units”) to the Sponsor, EBC and certain third-party investors at a price of $10.00 per Private Placement Unit. The Private Placement Units (and underlying securities) are identical to the units included in the Units sold in the IPO, except as otherwise disclosed in the Company’s registration statement for its IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2026, in connection with the IPO, John Salemi, Luis Pena Kegel, and Alfredo Flores Ibarrola (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective June 2, 2026, each of Mr. Kegel, Mr. Salemi and Mr. Ibarrola was appointed to the Board’s Audit Committee, with Mr. Salemi serving as chair of the Audit Committee. Additionally, each of Mr. Kegel, Mr. Salemi and Mr. Ibarrola was appointed to the Board’s Compensation Committee, with Mr. Salemi serving as chair of the Compensation Committee.

On June 2, 2026, the Company entered into indemnity agreements with each of the officers and Directors, which agreements require the Company to indemnify such individuals to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On June 2, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on June 2, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $ 126,250,000 of the proceeds from the IPO and the sale of the Private Placement Units was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, with the remaining proceeds from the Private Placement Units going to the Company’s working capital account (a portion of which will be used to pay offering expenses). Except with respect to up to $100,000 of interest earned on the funds in the trust account that may be released to the Company to pay for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO (or by such earlier liquidation date as the Company’s Directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 21 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On June 2, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 4, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 2, 2026, by and between the Company and EarlyBirdCapital, Inc., as representative of the several underwriters.

1.2	Business Combination Marketing Agreement, dated June 2, 2026, by and between the Company and EarlyBirdCapital, Inc., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company, currently in effect.

4.1	Share Rights Agreement, dated June 2, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as share right agent.

10.1	Letter Agreement, dated June 2, 2026, by and among the Company, its officers, directors, and the Sponsor.

10.2	Investment Management Trust Agreement, June 2, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 31, 2024, by and among the Company and certain security holders.

10.4	Private Placement Units Purchase Agreement, dated June 2, 2026, by and between the Company and the Sponsor.

10.5	Private Placement Units Purchase Agreement, dated June 2, 2026, by and between the Company and EarlyBirdCapital, Inc.

10.6	Form of Indemnity Agreement

10.7	Administrative Services Agreement, dated June 2, 2026, by and between the Company and Sponsor.

10.8	Form of Risk Capital Subscription Agreement

99.1	Press Release, dated June 2, 2026.

99.2	Press Release, dated June 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPERCAP ACQUISITION COMPANY

	By:	/s/ Harish Dadoo Gonzalez
		Name:	Harish Dadoo Gonzalez
		Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: June 5, 2026

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